UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):
April 22, 2016
______________
QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 800
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On April 27, 2016, Quality Systems, Inc. (the “Company”) issued a press release announcing its preliminary, unaudited results for the fourth quarter and fiscal year ended March 31, 2016. These preliminary, unaudited results remain subject to the completion of the Company's accounting and auditing procedures. Final adjustments and other developments may arise between the date of this filing and the dates the Company announces its 2016 fourth quarter and year-end results and the filing of the Company's Annual Report on Form 10-K with the Securities and Exchange Commission that may cause actual results to materially differ. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.
The information in this Item 2.02 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05    Costs Associated with Exit or Disposal Activities.
On April 22, 2016, the Company committed to a plan for the restructuring of its business (the “Restructuring”). Pursuant to the Restructuring, the Company estimates that it will reduce its domestic headcount by approximately 150 employees, or approximately six percent of the Company’s U.S.-based workforce. The Restructuring is expected to result in approximately $4 million of restructuring-related charges, consisting principally of severance and other one-time termination benefits. The Restructuring is expected to be completed during the first quarter of the Company’s fiscal year 2017, and related costs are expected to be primarily incurred and funded in the first and second quarters of fiscal year 2017.

Item 2.06    Material Impairments.
On April 22, 2016, the Company concluded that it will take a pre-tax charge of approximately $32 million relating to the impairment of the Company’s previously capitalized investment in its NextGen Now development project. The impairment charge did not result in, nor is it expected to result in, any cash expenditures. The impairment charge follows completion of the Company’s assessment, under the leadership of a new Chief Technology Officer, of the NextGen Now development project and the MediTouch platform that the Company obtained through its recent acquisition of HealthFusion. The Company determined that the MediTouch platform offers the most efficient path to providing a high-quality, robust, cloud-based solution for ambulatory care. Accordingly, the Company decided to cease any further investment in NextGen Now, and the Company will immediately discontinue all efforts to use or repurpose the existing NextGen Now platform.

Item 7.01    Regulation FD Disclosure.
On April 27, 2016, the Company issued a press release, a copy of which is furnished herewith as Exhibit 99.1, announcing the preliminary financial results discussed under Item 2.02 above, the Restructuring discussed under Item 2.05 above, and the impairment charge discussed under Item 2.06 above. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 27, 2016.

Safe Harbor Cautionary Statement Regarding Forward-Looking Information:
This report contains forward-looking statements. Words such as, but not limited to, “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “could,” “may,” “will,” “should,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements may include, without limitation, statements regarding the preliminary financial results for the fourth quarter and fiscal year ending March 31, 2016, the impairment of assets, the Company’s restructuring plan, and the Company’s earnings guidance. All forward-looking statements are based on management’s estimates, projects, and assumptions as of the date hereof and include the assumptions that underlie such statements. These forwarding-looking statements represent estimates only as of the date of this report, may prove to be incorrect in whole or in part, and should not be relied upon as representing estimates as of any subsequent date. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others and without limitation, changes in actual or expected operating results, market capitalization, business climate, regulatory factors, competitive conditions, economic factors, or other events. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in the Company’s periodic filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015 and subsequently filed Quarterly Reports on Form 10-Q, including but not limited to: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; the development by service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company's ability or inability to attract and retain qualified personnel; possible regulation of the Company's software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods' financial statements; disruptions caused by acquisitions of companies, products, or technologies; and general economic conditions. A significant portion of the Company's quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Other risks and uncertainties may arise in connection with the Company’s impairment charge announced in this filing, including, without limitation, finalization of the accounting impacts of the impairment. Additional risks and uncertainties may arise relating to the Company’s restructuring plan announced in this filing, including, without limitation, whether the Company will be able to implement the restructuring as planned, whether the expected costs associated with the restructuring will differ in amount or timing from the Company’s estimates, whether the Company will be able to realize the full amount of estimated savings and benefits from the restructuring program, and finalization of severance and personnel transition arrangements and finalization of the accounting impacts of these actions. Due to these and other factors, the Company's revenues and operating results are very difficult to forecast. A major portion of the Company's costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company's period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY SYSTEMS, INC.

Date: April 27, 2016	By:	/s/ James R. Arnold
James R. Arnold
Executive Vice President, Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description
99.1	Press Release dated April 27, 2016

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